UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2020

EXLSERVICE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33089	82-0572194
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

320 Park Avenue, 29th Floor New York, New York	10022
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (212) 277-7100

NOT APPLICABLE

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

☐	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	EXLS	NASDAQ

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 28, 2020, ExlService Holdings, Inc. (the “Company”) announced in a press release that the Company’s Board of Directors had appointed Maurizio Nicolelli, 51, as the Executive Vice President and Chief Financial Officer of the Company. Mr. Niolelli is expected to join effective February 3, 2020. Effective upon Mr. Nicolelli’s appointment, Pavan Bagai has resigned his role as interim Chief Financial Officer and will continue in his previous role as President and Chief Operating Officer.

Prior to joining the Company, Mr. Nicolelli served as Senior Vice President and Chief Financial Officer of Casa Systems (NASDAQ: CASA) beginning in 2019. He previously served 23 years at FactSet Research Systems (NYSE: FDS), where he was Senior Vice President, Principal and Chief Financial Officer from 2009 to 2018, and had global responsibility for finance, accounting, tax, treasury and investor relations. He also led FDS’s M&A efforts overseeing more than 20 acquisitions.

In connection with his appointment, Mr. Nicolelli and the Company entered into an employment agreement, under which Mr. Nicolelli’s annual base salary will be $475,000 and his discretionary annual target cash bonus will be 75% of his base salary. Mr. Nicolelli will also receive a joining bonus of $225,000, payable in two installments, and an initial grant of restricted stock units of the Company’s common stock with a fair market value of $425,000, which will vest in four equal, annual installments beginning on the first anniversary of the grant date. In addition, Mr. Nicolelli will become eligible to receive annual equity awards, as determined by the Compensation Committee of the Company’s Board of Directors in its sole discretion, subject to performance and other conditions. Mr. Nicolelli will be entitled to participate in the benefit plans and programs commensurate with his position that are provided by the Company to its senior executives generally, which are more fully described in the Company’s proxy statement for the 2019 annual meeting of stockholders.

A copy of the press release announcing Mr. Nicolelli’s appointment is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit	Description

99.1	Press Release, dated January 28, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EXLSERVICE HOLDINGS, INC. (Registrant)

Date: January 28, 2020	By:	/s/ Ajay Ayyappan
	Name:	Ajay Ayyappan
	Title:	General Counsel and Corporate Secretary